UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) February 3, 2012

Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction

of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 3, 2012, the following matters were voted upon and approved by Commercial Metals Company’s (the “Company”) stockholders at the Company’s Annual Meeting of Stockholders:

(1) the election of three persons to serve as directors until the 2015 Annual Meeting of Stockholders and until their successors are elected;

(2) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2012;

(3) the approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2012 Annual Meeting; and

(4) the approval of an advisory, non-binding proposal to hold an advisory vote on executive compensation every year.

The following is a summary of the final voting results for each matter presented to the stockholders:

Election of Directors:

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Harold L. Adams	52,003,481	42,139,384	9,967,027
Joseph Alvarado	78,676,929	15,465,936	9,967,027
Anthony A. Massaro	50,498,385	43,644,480	9,967,027

All three directors were elected to serve three-year terms expiring at the 2015 Annual Meeting of Stockholders.

Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
101,554,374	2,148,683	406,835	—

Approval, on an advisory, non-binding basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement for the 2012 Annual Meeting:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
67,942,192	25,259,451	941,218	9,967,031

Advisory, non-binding proposal, on the frequency of future advisory votes on executive compensation:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
81,832,528	800,224	10,477,303	1,032,803	9,967,034

Item 8.01	Other Events.

On February 3, 2012, the Company issued a press release (the “Press Release”) announcing the voting results of the Company’s Annual Meeting of Stockholders, held February 3, 2012, in Irving, Texas, whereby the Company’s stockholders elected Harold L. Adams, Joseph Alvarado, and Anthony A. Massaro as directors to serve until the 2015 Annual Meeting of Stockholders and until their successors are elected.

A copy of the Press Release is attached hereto as Exhibit 99.1. The Press Release is incorporated by reference into this Item 8.01, and the foregoing description of the Press Release is qualified in its entirety by reference to this exhibit.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished with this Form 8-K.

99.1	Press Release dated February 3, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: February 9, 2012

	By:	/s/ Ann J. Bruder
	Name:	Ann J. Bruder
	Title:	Senior Vice President of Law, Government Affairs and Global Compliance, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

The following exhibit is furnished with this Form 8-K.

99.1	Press Release dated February 3, 2012